FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               Date of Report
                     (Date of earliest event reported)
                             February 25, 2000

                           US Airways Group, Inc.
                      (Commission file number: 1-8444)

                                    and

                              US Airways, Inc.
                      (Commission file number: 1-8442)

        (Exact names of registrants as specified in their charters)


        Delaware                 US Airways, Group Inc.   54-1194634
 (State of incorporation         US Airways, Inc.         53-0218143
   of both registrants)          (I.R.S. Employer Identification Nos.)


                           US Airways Group, Inc.
                  2345 Crystal Drive, Arlington, VA 22227
                  (Address of principal executive offices)
                               (703) 872-5306
            (Registrant's telephone number, including area code)


                              US Airways, Inc.
                  2345 Crystal Drive, Arlington, VA 22227
                  (Address of principal executive offices)
                               (703) 872-7000
            (Registrant's telephone number, including area code)


 Item 7.  Financial Statements and Exhibits

      The following document is being filed as an Exhibit in connection with, and incorporated by reference into, US Airways, Inc.'s and US Airways Group, Inc.'s Registration Statement on Form S-3 (Registration No. 333-79825). The Registration Statement and the Prospectus Supplement, dated February 25, 2000 to the Prospectus, dated July 30, 1999, relate to the offering by US Airways, Inc. of Pass Through Certificates, Series 2000-1.

 Reg. No. 333-79825
 Exhibit No.              Document
 ------------------       -------------

 Exhibit 1(a) Underwriting Agreement, dated February 25, 2000 relating to the issuance of Pass Through Certificates, Series 2000-1.



                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                               US Airways Group, Inc. (REGISTRANT)


 Date:  February 29, 2000      By: /s/ Anita P. Beier
                                  -----------------------------------
                                  Anita P. Beier
                                  Vice President and Controller
                                  (Chief Accounting Officer)


                               US Airways, Inc. (REGISTRANT)


 Date:  February 29, 2000      By:  /s/ Anita P. Beier
                                  -----------------------------------
                                  Anita P. Beier
                                  Vice President and Controller
                                  (Chief Accounting Officer)




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